~~[Execution Copy]~~

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ALCATEL LUCENT

AND

THE BANK OF NEW YORK,

As Depositary

AND

HOLDERS OF AMERICAN DEPOSITARY SHARES

Amended and Restated Deposit Agreement

Dated as of ~~November 22, 2006~~_________, 2008

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AMENDED AND RESTATED DEPOSIT AGREEMENT

AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of ~~November 22, 2006,~~________, 2008, among ALCATEL LUCENT, a société anonyme organized under the laws of The Republic of France (the "Company"), THE BANK OF NEW YORK, a New York banking corporation (the "Depositary"), and all Holders from time to time of American Depositary Shares issued hereunder.

W I T N E S S E T H :

WHEREAS, the Company and the Depositary entered into a deposit agreement dated as of March 1, 1991, which they subsequently amended and restated as of May 15, 1992, amended by Amendment No. 1 dated as of January 3, 1997 and further amended and restated as of March 10, 1997, May 10, 2000, May 22, ~~2000 and~~2000, March 19, 2003 and November 22, 2006 (that deposit agreement, as so amended and restated, the “Prior Deposit Agreement”); and

WHEREAS, the Company and the Depositary now wish to further amend and restate the Prior Deposit Agreement to provide ~~for the issuance of uncertificated~~that all American Depositary Shares ~~and restrict the availability of American Depositary Receipts evidencing certificated American Depositary Shares~~shall be uncertificated, except in specified circumstances; and

WHEREAS, the Company desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares (as hereinafter defined) from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this ~~Amended and Restated~~ Deposit Agreement, for the creation and delivery of American Depositary Shares representing the Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares in specified circumstances; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A to this ~~Amended and Restated~~ Deposit Agreement as hereinafter provided in this ~~Amended and Restated~~ Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, the parties hereto agree that the Prior Deposit Agreement is hereby amended and restated as follows:

ARTICLE I.

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

Section 1.01.

American Depositary Shares.

The term "American Depositary Shares" shall mean the securities created under this Deposit Agreement representing rights with respect to the Deposited Securities.  American Depositary Shares shall be uncertificated securities, except for those American Depositary Shares that may be certificated securities evidenced by Receipts ~~or uncertificated securities.~~  as provided in Section 2.01.    The form of Receipt annexed as Exhibit A to this Deposit Agreement shall be the prospectus required under the Securities Act of 1933 for sales of both certificated and uncertificated American Depositary Shares.  Except for those provisions of this Deposit Agreement that refer specifically to Receipts, all the provisions of this Deposit Agreement shall apply to both certificated and uncertificated American Depositary Shares.  Each American Depositary Share shall represent the number of Shares specified in Exhibit A annexed hereto, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect to which additional American Depositary Shares are not delivered, and thereafter American Depositary Shares shall represent the Shares or Deposited Securities specified in such Sections.

Section 1.02.

Beneficial Owner.

The term "Beneficial Owner" shall mean any person owning from time to time any beneficial interest in American Depositary Shares, and who may or may not be the Holder of those American Depositary Shares.

Section 1.03.

Commission.

The term "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

Section 1.04.

Company.

The term "Company" shall mean ALCATEL LUCENT, a société anonyme organized and existing under the laws of The Republic of France, having its registered office at 54, rue La Boetie, 75008 Paris, France, and its successors.

Section 1.05.

Custodian; Custodians.

The term "Custodian" shall mean, as of the date hereof, Société Générale as custodian and agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may be appointed by the Depositary pursuant to the terms of Section 5.05, as a substitute or an additional custodian or custodians hereunder, as the context shall require and the term "Custodian" shall mean all of them, collectively.

Section 1.06.

Deliver; Surrender.

(a)

The term “deliver”, or its noun form, when used with respect to Shares or other Deposited Securities, shall mean  (i) book-entry transfer of those Shares or other Deposited Securities to an account maintained by an institution authorized under French Law to effect transfers of such securities designated by the person entitled to that delivery or (ii) physical transfer of certificates evidencing those Shares or other Deposited Securities registered in the name of, or duly endorsed or accompanied by proper instruments of transfer to, the person entitled to that delivery.

(b)

The term “deliver”, or its noun form, when used with respect to American Depositary Shares, shall mean (i) book-entry transfer of American Depositary Shares to an account at DTC designated by the person entitled to such delivery, ~~evidencing American Depositary Shares registered in the name requested by that person,~~  (ii) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and  mailing to that person of a statement confirming that registration or (iii) ~~if requested by the person entitled to such delivery, delivery at the Corporate Trust~~only in the circumstances in which American Depositary Shares may be certificated securities evidenced by Receipts as provided in Section 2.01, delivery at the Principal Office of the Depositary to ~~such person~~the person entitled to such delivery of one or more Receipts ~~evidencing American Depositary Shares~~.

(c)

The term “surrender”, when used with respect to American Depositary Shares, shall mean (i) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (ii) delivery to the Depositary at its ~~Corporate Trust~~Principal Office of an instruction ~~to surrender~~surrendering uncertificated American Depositary Shares ~~not evidenced by a Receipt~~ or (iii) surrender to the Depositary at its ~~Corporate Trust~~Principal Office of one or more Receipts evidencing American Depositary Shares.

Section 1.07.

Deposit Agreement.

The term "Deposit Agreement" shall mean this Amended and Restated Deposit Agreement, as it may from time to time be amended in accordance with the terms hereof and all documents supplemental hereto.

Section 1.08.

Depositary.

The term "Depositary" shall mean The Bank of New York, a New York banking corporation, or any successor depositary under this Deposit Agreement.

Section 1.09.

Deposited Securities.

The term "Deposited Securities" as of any time shall mean Shares at such time deposited (whether by delivery of physical certificates, electronic transfer, or otherwise) or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject, in the case of cash, to the provisions of Section 4.05.

Section 1.10.

Dollars; Euros.

The term "Dollars" shall mean United States dollars. The term "Euros” shall mean the common currency of the participating member countries in the European Monetary Union.

Section 1.11.

DTC.

The term “DTC” shall mean The Depository Trust company or its successor.

Section 1.12.

French Law.

The term “French Law” shall mean the French Commercial Code and other laws in France applicable to sociétés anonymes.

Section 1.13.

Holder.

The term "Holder" shall mean the person or persons  in whose name American Depositary Shares are registered on the books of the Depositary maintained for such purpose.

Section 1.14.

Principal Office.

The term "Principal Office," when used with respect to the Depositary, shall be the principal office of the Depositary at which at any particular time its corporate trust business shall be administered, which, at the date of this Deposit Agreement, is located at 101 Barclay Street, New York, New York 10286.

Section 1.15.

Receipts.

The term "Receipts" shall mean the American Depositary Receipts, if any, issued hereunder evidencing certificated American Depositary Shares, as the same may be amended from time to time in accordance with the provisions of this Deposit Agreement.  A Receipt may evidence any number of American Depositary Shares.

Section 1.16.

Registrar.

The term "Registrar" shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed by the Depositary to register American Depositary Shares and transfers of American Depositary Shares as herein provided, and shall include any co-registrar appointed by the Depositary, upon the request or with the approval of the Company, for such purposes.

Section 1.17.

Securities Act of 1933.

The term "Securities Act of 1933" shall mean the United States Securities Act of 1933, as from time to time amended.

Section 1.18.

Securities Exchange Act of 1934.

The term "Securities Exchange Act of 1934" shall  mean the United States Securities Exchange Act of 1934, as from time to time amended.

Section 1.19.

Shares.

The term "Shares" shall mean ordinary shares of the Company, in bearer form (i.e., registered as titres au porteur with Euroclear France, an organization that, inter alia, maintains shares and other securities accounts of French listed companies) or in registered form as managed by an accredited intermediary (titres nominatifs administrés), and shall include evidence of rights to receive Shares; provided, however, that, if there shall occur any change in nominal value, a split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.08, an exchange or conversion in respect of the Shares of the Company, the term "Shares" shall thereafter also mean the successor securities resulting from such change in nominal value, split-up or consolidation or such other reclassification or such exchange or conversion.

Section 1.20.

United States.

The term "United States" shall mean the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

ARTICLE II.

FORM OF RECEIPTS; DEPOSIT OF SHARES; DELIVERY,  TRANSFER AND SURRENDER OF AMERICAN DEPOSITARY SHARES

Section 2.01.

Certificated and Uncertificated American Depositary Shares; Form of Receipts; Registration and Transferability of American Depositary Shares.

~~Definitive Receipts shall be engraved, printed or lithographed on steel-engraved borders or in such other form as may be agreed upon by the Company and the Depositary, and  shall be~~ American Depositary Shares shall be uncertificated securities except that (i) American Depositary Shares evidenced by Receipts that were outstanding prior to the date of this Deposit Agreement until those Receipts are surrendered for any purpose, (ii) for so long as DTC requires, American Depositary Shares registered in the name of a nominee of DTC  and (ii) at any time, American Depositary Shares that the Depositary or the Company determines should be legended because of applicable restrictions on transfer may be certificated securities evidenced by Receipts that are  substantially in the form set forth in Exhibit A ~~annexed~~ to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  ~~Such Receipts~~Each Receipt shall be executed and dated by the Depositary by the manual signature of a duly authorized ~~officer of the Depositary; provided, however, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar and dated by such officer~~signatory of the Depositary.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual signature of a duly authorized ~~officer or, if a Registrar shall have been appointed, by the manual signature of a duly authorized officer of the Registrar, and such execution of any Receipt by manual signature shall be conclusive evidence, and the only evidence, that such Receipt has been duly executed and delivered hereunder~~signatory.  The Depositary shall maintain books in which (x) each Receipt so executed and delivered ~~as hereinafter provided and the transfer of each such Receipt shall be registered~~, and (y) all American Depositary Shares delivered, as hereinafter provided, and all registrations of transfer of Receipts and American Depositary Shares, shall be registered.~~.  Receipts bearing the facsimile signature of a duly authorized officer of the Depositary, who was at any time a proper officer of the Depositary,~~  Receipts that are otherwise validly issued under this Deposit Agreement shall bind the Depositary~~, notwithstanding the fact that such officer has ceased to hold such office prior to the execution of such Receipts by the Registrar and their delivery or such officer did not hold such office at~~ even if those Receipts bear the facsimile signature of a person that was at one time a duly authorized officer of the Depositary but was not such on the date of issuance of such Receipts.

The Receipts or any confirmation of registration of uncertificated American Depositary Shares may be endorsed with or have incorporated in the text thereof such legends of recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be necessary to enable the Depositary to perform its obligations hereunder or as may be required to comply with any applicable law or regulations thereunder or with the rules and  regulations of any securities exchange or market upon which American Depositary Shares may be traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular ~~Receipts~~American Depositary Shares are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

American Depositary Shares evidenced by a Receipt, when such Receipt is properly endorsed or accompanied by proper instruments of transfer, shall be transferable as certificated registered securities under the laws of New York.  American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.  The Company and the Depositary, notwithstanding any notice to the contrary, may treat the Holder of American Depositary Shares as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

Section 2.02.

Deposit of Shares.

American Depositary Shares will represent Shares in bearer form unless the Holder notifies the Depositary in writing that it requests that Shares be held in registered form.  Subject to the terms and conditions of this Deposit Agreement, Shares may be deposited by any person (including by electronic transfer thereof) in the case of Shares in registered form in favor of the Depositary by inscription of ownership of such Shares in the name of the Custodian in a share account maintained by the Custodian or in the case of Shares in bearer form in a share account maintained by the Custodian pursuant to appropriate instructions for transfer in a form satisfactory to the Company or its agent or the Custodian, as the case may be, together with all such certifications as may be required by the Depositary or such Custodian in accordance with the provisions of this Deposit Agreement, and together with a  written order directing the Depositary to deliver to, or upon the written order of, the person or persons stated in such order the number of American Depositary Shares representing the Shares so deposited.  The Custodian will, upon request by the Depositary, issue or cause to be issued written confirmation as to holdings of Shares, it being agreed and understood that such confirmations do not constitute documents of title.  No Shares shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary (which may be an opinion of counsel) that any necessary approval has been granted by (i) the governmental agency in The Republic of France, if any, that is then performing the function of the regulation of currency exchange, and (ii) the governmental authority or body in The Republic of France, if any, that is then performing the function of the regulation of foreign ownership of French companies, and the Company agrees that it will not, and will not permit any of its affiliates to, deposit any Shares in respect of which any such necessary approval has not been granted.

If required by the Depositary, Shares presented for deposit (including deposits by electronic transfer) at any time, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Depositary of any dividend or right to subscribe for additional Shares or right to receive other property which any person in whose name the Shares are or have been registered may thereafter receive upon or in respect of any such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request ~~and~~, risk and expense of any holder of Shares, and for the account of such holder, the Depositary may  receive Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Shares to the Custodian for deposit hereunder.

Upon each delivery (including deposits by electronic transfer) to a Custodian of Shares to be deposited hereunder, together with the other documents above specified, such Custodian shall, as soon as transfer and recordation can be accomplished, transfer and record the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or at such other place or places as the Depositary shall determine.

Section 2.03.

Delivery of American Depositary Shares.

Upon receipt by a Custodian of a deposit pursuant to Section 2.02 hereunder (and in addition, if the transfer books of the Company are open, a proper acknowledgment or other evidence from the Company or the appointed agent of the Company for transfer and registration of the Shares, satisfactory to the Depositary that the deposited Shares are properly held by the Depositary or such Custodian), together with the other documents required as above specified, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order American Depositary Shares are deliverable in respect thereof and the number of American Depositary Shares to be so delivered.  Such notification shall be made by letter or, at the request ~~and~~, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from such Custodian, the Depositary or its agent, subject to the terms and conditions of this Deposit Agreement, shall deliver as promptly as practicable to or upon the order of the person or persons named in the notice delivered to the Depositary, the aggregate the number of American Depositary Shares issuable in respect of that deposit, but only upon payment to the Depositary of the fee, if any, of the Depositary for the delivery of such American Depositary Shares and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the deposited Shares as described in Section 5.09 hereof.

Section 2.04.

Registration of Transfer of American Depositary Shares; Combination and Split-up of Receipts; Interchange of Certificated and Uncertificated American Depositary Shares.

The Depositary, subject to the terms and conditions of this Deposit Agreement and any Receipt, shall register transfers of American Depositary Shares on its transfer books, upon (i) in the case of ~~certificated~~ American Depositary Shares evidenced by a Receipt, surrender at the Principal Office of the Depositary of the Receipt ~~evidencing those American Depositary Shares,~~ by the Holder thereof in person or by duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer and duly stamped as may be required by the laws of the State of New York, the United States of America or The Republic of France or (ii) in the case of uncertificated American Depositary Shares, receipt from the Holder of an effective instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10 hereof).  Thereupon the Depositary shall as promptly as practicable deliver those American Depositary Shares to or upon the order of the person entitled thereto.  In the case of surrender of American Depositary Shares for registration of transfer by a Holder that has previously requested that Shares represented by those American Depositary Shares be ~~denominated~~held in registered form, the Depositary shall notify the Custodian of such surrender.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender at the Principal Office of the Depositary of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, ~~execute and deliver a new  Receipt or Receipts~~ as promptly as practicable, (i) deliver uncertificated American Depositary Shares or (ii) in circumstances in which certificated American Depositary Shares may be delivered, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, ~~representing~~in either case constituting the same aggregate number of American Depositary Shares as were evidenced by the Receipt or Receipts surrendered.

The Depositary, upon surrender at the Principal Office of the Depositary of a Receipt for the purpose of exchanging for uncertificated American Depositary Shares, shall cancel that Receipt and send the Holder a statement confirming that the Holder is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of an effective instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10 hereof) from the Holder of uncertificated American Depositary Shares for the purpose of exchanging for certificated American Depositary Shares under circumstances under which certificated American Depositary Shares may be delivered, shall execute and deliver to the Holder a Receipt evidencing the same number of certificated American Depositary Shares.

The Depositary~~,~~ may appoint one or more co-transfer agents for the purpose of effecting registration of transfers of American Depositary Shares and combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Holders or persons entitled to American Depositary Shares and will be entitled to protection and indemnity to the same extent as the Depositary.

Section 2.05.

Surrender of American Depositary Shares and Withdrawal of Deposited Securities.

Upon surrender at the Principal Office of the Depositary of American Depositary Shares for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of the fee, if any, of the Depositary for the surrender and cancellation of American Depositary Shares and subject to the terms and conditions of this Deposit Agreement, the Holder of those American Depositary Shares shall be entitled to the transfer of the Deposited Securities represented by the American Depositary Shares to an account in the name of such Holder or such person as shall be designated by such Holder maintained by the Custodian in the case of Deposited Securities in registered form or maintained by an accredited financial institution in the case of Deposited Securities in bearer form.  Such transfer shall be made, as hereinafter provided, without unreasonable delay.

The surrendering Holder thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be transferred to an account in the name of the Holder or such name as shall be designated by such Holder maintained by the Custodian in the case of Deposited  Securities in registered form or maintained by an accredited financial institution in the case of Deposited Securities in bearer form.  The Depositary may require that a Receipt surrendered for the purpose of withdrawal be properly endorsed or accompanied by proper instruments of transfer.

Upon satisfaction of the conditions for withdrawal set forth above in this Section 2.05, and subject to Sections 2.06, 3.01 and 3.02 hereof and to the other terms and conditions of this Deposit Agreement, the Depositary shall direct the Custodian to effect the transfer of the amount of Deposited Securities represented by the surrendered American Depositary Shares, except that the Depositary may make delivery to such person or persons at the Principal Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by those American Depositary Shares, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.  In the case of surrender of American Depositary Shares by a Holder that has previously requested that a number of Shares represented by the American Depositary Shares be ~~denominated~~held in registered form, the Depositary shall notify the Custodian of such surrender.

If physical delivery of Deposited Securities is available in lieu of the transfer described above, then at the request, risk and expense of any Holder so surrendering American Depositary Shares, and for the account of such Holder, the Depositary shall direct the Custodian to forward a certificate or certificates and other proper documents of title, if any, for the Deposited Securities represented by the American Depositary Shares to the Depositary for delivery at the Principal Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Holder, by cable, telex or facsimile transmission.

Section 2.06.

Limitations on Delivery, Transfer and Surrender of American Depositary Shares.

As a condition precedent to the delivery, registration of transfer or surrender of any American Depositary Shares, the split-up or combination of any Receipt or withdrawal of any Deposited Securities, the Depositary, the Company or the Custodian may require payment from the depositor of Shares or the presenter of the Receipt or instruction for registration of transfer or surrender of American Depositary Shares not evidenced by a Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or Deposited Securities withdrawn) and payment of any applicable fees as herein provided, and may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any laws or governmental regulations relating to American Depositary Shares or to the withdrawal of Deposited Securities.

The delivery of American Depositary Shares against deposits of Shares generally or against deposits of particular Shares may be suspended, or the delivery of American Depositary Shares against the deposit of particular Shares may be withheld, or the registration of transfer of American Depositary Shares in particular instances may be refused, or the registration of transfer generally may be suspended, during any period when the transfer books of the Depositary or the appointed agent for the Company for the transfer and registration of Shares are closed, or if any such action is  deemed necessary or advisable by the Depositary or the Company, in good faith, at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement or the Company's Articles of Association ("Statuts") or for any other reason.  Notwithstanding any other provision of this Deposit Agreement, the surrender of outstanding American Depositary Shares and withdrawal of Deposited Securities may not be suspended, except as required in connection with (i) temporary delays caused by closing the transfer books of the Depositary or the Company (or the appointed agent for the Company for the transfer and registration of Shares) or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the American Depositary Shares or to the withdrawal of the Deposited Securities.

Without limitation of the foregoing, the Depositary shall not accept for deposit under the Deposit Agreement any Shares (1) which, if sold by the holder thereof in the United States (as defined in Regulation S under the Securities Act of 1933) would be, to the actual knowledge of the Depositary, subject to the registration provisions of the Securities Act of 1933, unless a registration statement is in effect relating to such Shares or the sale of such Shares would be exempt from such provisions or (ii) the deposit of which would, to the actual knowledge of the Depositary, infringe any provisions of the Company's Statuts.  The Depositary may accept Shares which the Depositary believes have been withdrawn from a restricted American Depositary Receipt facility established or maintained by a depositary bank for deposit only if such Shares have been acquired in a transaction (i) registered under the Securities Act of 1933, (ii) in compliance with Regulation S under the Securities Act of 1933, or (iii) in accordance with Rule 144  under the Securities Act of 1933, and the Depositary shall, as a condition of accepting the deposit of such Shares, require the person depositing such Shares to provide the Depositary with a certificate in writing to the foregoing effect.  The Depositary shall be entitled to rely for purposes of this paragraph, unless the Depositary has actual knowledge to the contrary, on any such certificate as to the effectiveness of a registration statement or the availability of any exemption from the registration requirements of the Securities Act of 1933.  The Depositary shall comply with written instructions of the Company not to accept for deposit under the Deposit Agreement any Shares identified in such instructions at such times and under such circumstances as may be reasonably specified in such instructions in order to facilitate the Company's compliance with the securities laws of the United States.

Section 2.07.

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall deliver to the Holder (i) the American Depositary Shares evidenced by that Receipt in uncertificated form or (ii) in circumstances in which certificated American Depositary Shares may be delivered, ~~if requested by the Holder, shall execute and deliver~~ a new Receipt ~~of like tenor, in either case~~, in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt, upon the Holder thereof filing with the Depositary (a) a request for such delivery before the Depositary has notice that the Receipt has been acquired by a protected purchaser and (b) a sufficient indemnity bond and satisfying any other reasonable requirements imposed by the Depositary.

Section 2.08.

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  Cancelled Receipts shall not be entitled to any benefits under this Agreement or be valid or obligatory for any purpose.  The Depositary is authorized to destroy surrendered Receipts so cancelled.  The Depositary agrees to maintain records of all Receipts cancelled or issued under this Section in accordance with procedures customarily followed by stock transfer agents located in New York City.

Section 2.09.

Pre-Release of American Depositary Shares.

Unless requested in writing by the Company to cease doing so, the Depositary may deliver American Depositary Shares prior to the receipt of Shares pursuant to Section 2.02 ("Pre-Release").  The Depositary may, pursuant to Section 2.05 deliver Shares upon the surrender of American Depositary Shares that have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such American Depositary Shares have been Pre-Released.  The Depositary may receive American Depositary Shares in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom American Depositary Shares or Shares are to be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, (i) beneficially owns the Shares or American Depositary Shares to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or American Depositary Shares, as the case may be, to the Depositary in trust for the benefit of the Holders or Beneficial Owners, and (iii) will not take any action with respect to such Shares or American Depositary Shares, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or American Depositary Shares, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized (such collateral marked to market daily) with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c)  terminable by  the Depositary on not more than five (5) business days' notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares and Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder then outstanding; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Holders and Beneficial Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or American Depositary Shares upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

Section 2.10.

DTC Direct Registration System and Profile Modification System.

(a)

Notwithstanding the provisions of Section 2.04, the parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Holders entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of a Holder of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Holder to register such transfer.

(b)

In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of a Holder in requesting a registration of transfer and delivery as described in subsection (a) has the actual authority to act on behalf of the Holder (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with this Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary or a failure of the Depositary to use its best judgment or to act in good faith.

ARTICLE III.

CERTAIN OBLIGATIONS OF HOLDERS OF AMERICAN DEPOSITARY SHARES

Section 3.01.

Filing Proofs, Certificates and Other Information.

Any person presenting Shares for deposit or any Holder of American Depositary Shares may be required from time to time to file such proof of citizenship, residence or exchange control approval, payment of applicable French or other taxes or governmental charges, or legal or beneficial ownership, to provide information relating to the registration on the books of the Company or the appointed agent of the Company for the transfer and registration of Shares presented for deposit or other information, to execute such certificates and to make such representations and warranties as the Depositary may deem necessary or proper to comply with applicable laws or regulations or to enable the Depositary or the Company to perform its obligations hereunder.  The Depositary may withhold the delivery or registration of transfer of all or part of any American Depositary Shares or the distribution or sale of any dividend or other distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed.  The Depositary shall provide the Company, in a timely manner, with copies of any such proofs and certificates and such written representations and warranties as aforesaid which it receives.

Section 3.02.

Liability of Holder for Taxes.

If any French or other tax or other governmental charge shall become payable with respect to any Deposited Securities represented by the American Depositary Shares, such tax or other governmental charge shall be payable by the Holder of any American Depositary Shares to the Depositary.  The Depositary may refuse and the Company shall be under no obligation, to effect any registration of transfer of any American Depositary Shares or any withdrawal of Deposited Securities represented thereby until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Holder thereof any part or all of the Deposited Securities represented by the American Depositary Shares, and may apply such dividends or other distributions or the proceeds of any such sale to the payment of such tax or other governmental charge, the Holder of such American Depositary Shares remaining liable for any deficiency.

Section 3.03.

Warranties on Deposit of Shares.

Each person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares are validly issued, fully paid and non-assessable and any preemptive rights have been validly waived and that the person making such deposit is duly authorized so to do.  Every such person (other than the Company) shall also be deemed to represent that such Shares are not restricted under the securities laws of the United States.  Such representations and warranties shall survive the deposit of Shares and the issuance of American Depositary Shares in respect thereof.

Section 3.04.

Disclosure of Interests.

Notwithstanding any other provisions of this Deposit Agreement, each Holder agrees to comply with the Company's Statuts, as they may be amended from time to time, the laws of The Republic of France with respect to the disclosure requirements regarding ownership of Shares and any requirements of notifications to the Autorité des Marches Financiers (“AMF”), the French stock exchange and securities regulator responsible for overseeing the French securities markets, by shareholders that cross specified thresholds of ownership of Shares of ~~5~~2% or more,  all as if such American Depositary Shares were, to the extent practicable, the Shares represented  thereby.  As of the date of this Deposit Agreement, such disclosure requirements under the Company’s Statuts are as follows:

Any person or entity that becomes the owner of Shares or shares assimilated to Shares (which includes American Depositary Shares), as discussed below in this Section 3.04, equal to or greater than 2% of the total number of Shares must notify the Company of the total number of Shares held by it no later than ~~5~~five trading days after acquiring such amount.  Notification is also required each time a holder of Shares acquires an additional 1% of the Shares, within ~~5~~five trading days of such acquisition, up to and including the time when such holder's ownership equals 3% of the outstanding Shares.  Any holder of Shares whose ownership falls below the threshold shall also notify the Company within ~~5~~five trading days of such decrease on the same terms.  In order to facilitate compliance with these notification requirements, a Holder of American Depositary Shares may deliver any such notification to the Depositary, with respect to Shares represented by American Depositary Shares, and the Depositary shall, as soon as practicable thereafter, forward such notification to the Company.

Any person or entity that becomes the owner of Shares or shares assimilated to Shares (which includes American Depositary Shares), as discussed below in this Section 3.04, equal to 3% or more of the total number of Shares must request, within five trading days of reaching such ownership level, that all such Shares, as well as any Shares subsequently acquired in excess of that amount, be in registered form.  Moreover, any holder of Shares making such request must forward to the Company a copy thereof within 15 days after reaching the 3% threshold.  Each time a person acquires an additional 1% of the Shares, such person must send the Company, within 15 days, a copy of the request that such Shares be in registered form.  Notification to the Company of each additional 1% acquisition is no longer required once a person holds 50% or more of the Shares. Any holder of Shares whose ownership falls below the threshold shall also notify the Company within ~~15~~five trading days of such decrease on the same terms.  In order to facilitate compliance with these requirements, a Holder of American Depositary Shares may deliver to the Depositary its request that a number of Shares represented by such Holder's American Depositary Shares be denominated in registered form.  Upon receiving such request, as soon as practicable thereafter, the Depositary shall request the Custodian to denominate such Shares in registered form and to thereafter promptly notify the Depositary and the Company that such change has been effectuated at such Holder's request.

In the event that a holder fails to comply with the requirements of the Company's Statuts set forth above, such holder, upon request of a holder or holders of 3% or more of the share capital of the Company, shall not be permitted, in accordance with, and subject to the limitations provided under French Law, to exercise voting rights with respect to any Shares or shares assimilated to Shares as to which any required disclosure (as set forth in the two preceding paragraphs) has not been made.  Such disqualification shall only apply to Shares in excess of the applicable threshold.

The provisions of this Section 3.04 relating to Shares or voting rights held by a person or an entity also apply to Shares or voting rights assimilated to such Shares or such voting rights as set forth under French Law, i.e., (i) Shares or voting rights held by another person or entity on behalf of such person or entity, (ii) Shares or voting rights held by any company which is directly or indirectly controlled by such person or entity, (iii) Shares or voting rights held by a third party acting in concert with such person or entity or (iv) Shares or voting rights that such person or entity, or any person or entity referred to in (i), (ii) or (iii) above, is entitled to acquire at its sole option by virtue of an agreement.

ARTICLE IV.

THE DEPOSITED SECURITIES

Section 4.01.

Cash Distributions; Withholding.

Whenever the Depositary or the Custodian receives any cash dividend or other cash distribution by the Company on any Deposited Securities, the Depositary shall, subject to the provisions of Section 4.05, convert or cause to be converted as promptly as practicable such dividend or distribution into Dollars and the amount thus received to be remitted to the Depositary which shall distribute promptly such amount (net of the expenses of the Depositary as provided in Section 5.10 hereof, if applicable) to the Holders entitled thereto in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Company, the Custodian or the Depositary shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes or other governmental charges, the amount distributed to the Holder of American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder of American Depositary Shares a fraction of one cent.  Any such fractional amount shall be rounded to the nearest whole cent and so distributed to the Holder entitled thereto.  The Company or its agent or the Depositary or its agent, as appropriate, will remit to the appropriate governmental authority or agency in The Republic of France or any other relevant jurisdiction all amounts withheld and owing to such authority or agency.  The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental authorities or agencies.  The Company shall provide the Depositary with sufficient copies of any French tax forms and either the Depositary, the Custodian, the Company or its agent, as appropriate, may file any such reports necessary to obtain benefits under the applicable tax treaties for the Holders of American Depositary Shares.

Section 4.02.

Distributions Other than Cash or Shares.

Whenever the Custodian shall receive any distribution other than cash or Shares upon any Deposited Securities, the Depositary shall as promptly as practicable cause the securities or property received by the Custodian to be distributed to the Holders  entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary it cannot cause such securities or property to be distributed or such distribution cannot be made proportionately among the Holders of American Depositary Shares entitled thereto, or if for any other reason (including any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges) the Depositary deems such distribution not to be feasible, the Depositary, after consultation with the Company, may adopt such  method as it may deem equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, and the net proceeds of any such sale shall be distributed by the Depositary to the Holders of American Depositary Shares entitled thereto as in the case of a distribution received in cash in accordance with Section 4.01, provided that any unsold balance of such securities or property shall be distributed by the Depositary to the Holders of American Depositary Shares entitled thereto in accordance with such equitable and practicable method as the Depositary shall have adopted.  No such distribution to Holders pursuant to this Section 4.01 shall be unreasonably delayed by any action of the Depositary or any of its agents.

Section 4.03.

Distributions in Shares.

In the event that holders of Shares are granted the option to receive dividends on such Shares in the form of cash or additional Shares, Holders of American Depositary Shares shall be entitled to ~~receive~~exercise such option only with the Company's prior written approval, subject to the terms of Section 5.09.  If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, with the Company's approval, and shall, if the Company shall so request, distribute to the Holders entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, an aggregate number of American Depositary Shares representing the number of Shares received as such dividend or free distribution.  In lieu of delivering fractional American Depositary Shares in any such case, the Depositary shall sell the number of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01.  If  additional American Depositary Shares are not so distributed (except as pursuant to the preceding sentence), each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

Section 4.04.

Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall, after consultation with the Company, have discretion as to the procedure to be followed in making such rights available to the Holders entitled hereto or in disposing of such rights on behalf of such Holders and, after deduction or upon payment of the fees of the Depositary, making the net proceeds available in Dollars to such Holders or, if by the terms of such rights offering, or by reason of applicable law, the Depositary may neither make such rights available to Holders nor dispose of such rights and make the net proceeds available to Holders, then the Depositary shall allow the rights to lapse; provided, however, that the Depositary will, if requested by the Company, take action as follows:

(i)

if at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to Holders by means of warrants or otherwise, the Depositary shall distribute warrants or other instruments therefor in such form as it may determine to the Holders entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, or employ such other method as it may deem feasible in order to facilitate the exercise, sale or transfer of rights by such Holders; or

(ii)

if at the time of the offering of any rights  the Depositary determines that it is not lawful or feasible to make such rights available to Holders by means of warrants or otherwise, or if the rights represented by such warrants or such other instruments are not exercised and appear to be about to lapse, the Depositary shall use its best efforts to sell such rights or such warrants or other instruments at public or private sales, at such place or places and upon such terms as it may deem proper, and, after deduction or upon payment of the fees of the Depositary, allocate the net proceeds of such sales as in the case of a cash distribution for the accounts of the Holders otherwise entitled to such rights, warrants or other instruments upon an averaged or other practicable basis without regard to any distinctions among such Holders because of exchange restrictions or the date of delivery of any American Depositary Shares, or otherwise.

If registration under the Securities Act of 1933 of the securities to which any rights relate is required in order for the Company to offer such rights to Holders and to sell the securities represented by such rights, the Depositary will not offer such rights to the Holders unless and until a registration statement is in effect, or unless the offering and sale of such securities to the Holders are exempt from registration under the provisions of such Act.  The Company shall have no obligation to register such rights or such securities under the Securities Act of 1933.

Section 4.05.

Conversion of Foreign Currency.

Whenever the Depositary receives foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can, in the judgment of the Depositary, be converted on a reasonable basis into Dollars distributable to the Holders entitled thereto and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, as promptly as practicable, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars (less any reasonable and customary expenses incurred by the Depositary in the conversion of the foreign currency) shall promptly be distributed to the Holders entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Holders on account of any application of exchange restrictions or otherwise.

If such conversion with regard to a particular Holder or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as promptly as practicable; provided, however, the Company shall not be obligated to make any such filings.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into Dollars distributable to the Holders entitled thereto, or if any approval or license of any government or authority or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Holders entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some Holders entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Holders entitled thereto for whom such conversion and distribution is practicable and may distribute the balance of the foreign currency received by the Depositary and not so convertible to, or hold such balance uninvested and without liability for interest thereon for the account of, the Holders entitled thereto for whom such conversion and distribution is not practicable.

Section 4.06.

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued, with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall fix a record date (which shall be the same as the record date for Shares set by the Company, provided that the Company gives the Depositary at least 10 days advance notice of such record date) for the determination of the Holders who shall be  entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting.  Subject to the provisions of Sections 4.01 through 4.04 and to the other terms and conditions of this Deposit Agreement, the Holders on such record date shall be entitled to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively.

Section 4.07.

Voting of Deposited Securities.

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, as soon as practicable thereafter, mail to the Holders (a) a summary in English of the notice of such meeting sent by the Company to the Depositary pursuant to Section 5.06, (b) a statement that the Holders as of the close of business on a record date established by the Depositary pursuant to Section 4.06 herein will be entitled, subject to any applicable provisions of French Law, the Statuts of the Company and the Deposited Securities (which provisions, if any, including any applicable provisions relating to double voting rights, shall be summarized in pertinent part in such statement), to exercise the voting rights, if any, pertaining to the Shares or other Deposited Securities represented by such Holder's American Depositary Shares, (c) summaries in English of any materials or other documents provided by the Company for the purpose of enabling such Holder to exercise such voting rights, and (d) a statement as to the manner in which such instructions may be given to the Depositary, including a statement as to the manner in which Shares with respect to which the Depositary does not receive properly completed voting instructions or receives a blank proxy will be voted, and setting forth the date established by the Depositary for the  receipt of such instructions (the "Receipt Date").

According to French Law and the Company's Statuts, only holders of Shares who hold their Shares in registered form for at least three years will be entitled to double voting rights.  Thus, Holders of American Depositary Shares representing Shares in bearer form will not be entitled to double voting rights.  ~~A shareholder may not exercise, in respect of single votes that it may cast in its own name or by proxy, more than 8% of the votes to which the Shares present or represented at a general shareholders' meeting are entitled; provided that, if the shareholder also has the right to exercise double voting rights in its own name or by proxy, the 8% limitation may be exceeded solely to take into account such double voting rights.  In no case, however, may a shareholder exercise voting rights exceeding 16% of the total number of votes to which Shares present or represented at a general shareholders' meeting are entitled.~~  These double voting rights expire when registered Shares are converted to bearer Shares or when ownership of Shares is transferred~~.  Indirectly held Shares and Shares treated in the same way as owned Shares shall be taken into account when applying the above-mentioned limit.  The limit does not apply to the chairperson of the shareholders' meeting casting a vote pursuant to proxies received in accordance with French Law~~.

Upon receipt by the Depositary of properly completed voting instructions, on or before the Receipt Date, the Depositary shall either, in its discretion, vote such Deposited Securities in accordance with such instructions or forward  such instructions to the Custodian, and the Custodian shall endeavor, insofar as practicable and permitted under any applicable provisions of French Law, the Company's Statuts and the Deposited Securities, to vote or cause to be voted the Deposited Securities in accordance with any nondiscretionary instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities other than in accordance with such instructions or in accordance with the statement under (d) above as to the manner in which Shares with respect to which the Depositary does not receive properly completed voting instructions or receives a blank proxy will be voted.

The Depositary will take no action to impair the ability of the Custodian to vote the number of Shares (including the Shares held by the Depositary in registered form which may be entitled to double voting rights) necessary to carry out the instructions of all Holders under this Section 4.07.

Section 4.08.

Changes Affecting Deposited Securities.

Upon any change in nominal value, split-up, consolidation, cancellation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or the Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities, and the American Depositary Shares shall thenceforth represent the new Deposited Securities so received in exchange or conversion, unless additional American Depositary Shares are delivered pursuant to the following sentence.  In any such case the Depositary may, with the Company's approval, and shall, if the Company shall so request, deliver additional American Depositary Shares as in the case of a stock dividend on the Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

Immediately upon the occurrence of any such change, conversion or exchange covered by this Section in respect of the Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and, as soon as practicable after receipt of such notice from the Company, the Depositary shall give notice thereof, at the Depositary's expense, in writing to all Holders of American Depositary Shares.

Section 4.09.

Available Information.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and accordingly files certain reports with the Commission.  Such reports and other information may be inspected and copied at public reference facilities maintained by the Commission located at 100 F Street, N.E., Washington, D.C. 20549.  In addition, Company filings under the Securities Exchange Act of 1934 made after February 4, 2002 will be available to the public at the Commission’s web site at http://www.sec.gov.

Section 4.10.

Reports.

The Depositary shall make available for inspection by Holders of American Depositary Shares at its Principal Office and at the office of each Custodian any reports and communications, including any proxy solicitation material, received from the Company which are both (a) received by the Depositary or a Custodian or the nominee of either as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also send to Holders of American Depositary Shares English language versions (as summaries thereof) of all such reports and communications when  furnished by the Company to the Custodian pursuant to Section 5.06.

In addition, upon the express written request of the Company, the Depositary agrees to furnish, without, however, thereby relieving the Company of its obligation under the Securities Exchange Act of 1934 to do so, and without incurring any liability for failure to do so, to the Commission copies of any specified annual or other periodic reports and other notices or communications which the Depositary receives from the Company.

Section 4.11.

Lists of Holders.

Promptly upon request by the Company, the Depositary shall furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names American Depositary Shares are registered on the transfer books of the Depositary.

Section 4.12.

Withholding.

In connection with any distribution to U.S. residents, the Company or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Company or such agent and owing to such governmental authority or agency by the Company or such agent; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Depositary or the Custodian and owing to such authority or agency by the Depositary or the Custodian.  The Depositary shall forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental authorities or agencies.

The Depositary intends to follow the procedures established by the French ~~Treasury~~treasury for U.S. residents to recover the excess tax initially withheld or deducted with respect to dividends paid to them, and to receive any payment in respect of any French tax credits for which such U.S. residents may be eligible.  Upon request of any U.S. resident who certifies to the Depositary that it has not already applied for or received a tax refund or a tax credit payment from the French ~~Treasury~~treasury or that such U.S. resident's application for such refund has been rejected, the Depositary will provide a copy of French ~~Treasury Form RF 1A EU-N 5052,~~treasury Form 5001 (“Certificate of Residence”), or such other ~~form~~forms or ~~document~~documents as may be promulgated or required, as the case may be, from time to time by the French tax authorities for such purpose, together with instructions to such U.S. residents and will arrange for the filing with the French tax authorities of all such forms completed by U.S. residents and returned in sufficient time so they may be filed with the French tax authorities by December 31 of the year following the calendar year in which the related dividend is paid.  Upon receipt of any resulting remittance, the Depositary shall distribute to the U.S. residents entitled thereto, as soon as practicable, the proceeds in Dollars.

In addition, the Depositary will use reasonable efforts to follow any procedures that may be established by the French ~~Treasury~~treasury for eligible U.S. residents to be subject to a reduced withholding tax rate of 15%, if available, at the time dividends are paid.  In connection therewith, the Depositary shall take reasonable steps to provide eligible U.S. residents with the Certificate of Residence or such other forms or documents as may be prescribed by the French ~~Treasury~~treasury and to take such other reasonable steps as may be required to file such forms with the appropriate French tax authorities.

The Depositary understands that any residents of other countries which have entered into treaties with France for reduced withholdings must file separate claims for refund.  The Depositary shall furnish the necessary confirmations on the appropriate forms upon specific request.

ARTICLE V.

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

Section 5.01.

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the delivery, registration of transfers and surrender of American Depositary Shares in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books for the registration of American Depositary Shares and transfers of American Depositary Shares which at all reasonable times shall be open for inspection by the Company and the Holders, provided that such inspection shall not to the Depositary's knowledge be for the purpose of communicating with Holders in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the American Depositary Shares.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder or at the reasonable request of the Company, provided that any such closing of the transfer books shall be subject to the provisions of Section 7.08 which limit the suspensions of withdrawals of Shares.

If any American Depositary Shares are listed on one or more stock exchanges in  the United States, the Depositary shall act as Registrar or, upon the written request or with the written approval of the Company, appoint a Registrar or one or more co-registrars for registry of such American Depositary Shares in accordance with any requirements of such exchange or exchanges.  Such Registrar or co-registrars may be removed and a substitute or substitutes appointed by the Depositary upon the request or with the approval of the Company.

The Company shall have the right to inspect transfer and registration records of the Depositary, take copies thereof and require the Depositary, the Registrar and any co-transfer agents or co-registrars to supply copies of such portions of such records as the Company may reasonably request.

Section 5.02.

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall incur any liability to any Holder or Beneficial Owner of any American Depositary Shares, or any other person if by reason of any provision of any present or future law of the United States or of The Republic of France or any other country or jurisdiction, or of any other governmental or regulatory authority, or stock exchange or by reason of any provision, present or future, of the Statuts of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company or any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall be prevented, delayed or forbidden from, or be subject to any civil or criminal liability on  account of, doing or performing any act or thing which by the terms of this Deposit Agreement or the Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) incur any liability to any Holder, Beneficial Owner or any other person by reason of any nonperformance or delay, caused as aforesaid, in performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement.

Section 5.03.

Obligations of the Depositary, the Custodian and the Company.

The Company, its directors, employees, agents and controlling persons (as defined under the Securities Act of 1933) assume no obligation nor shall any of them be subject to any liability under this Deposit Agreement to Holders, Beneficial Owners or other persons except that the Company agrees to use its best judgment and to act in good faith in the performance of its obligations set forth in this Deposit Agreement.

The Depositary, its directors, employees, agents and controlling persons (as defined under the Securities Act of 1933) assume no obligation nor shall any of them be subject to any liability under this Deposit Agreement to Holders, Beneficial Owners or other persons (including without limitation, liability with respect to the validity or worth of the Deposited Securities), except that the Depositary agrees to use its best judgment and to act in good faith in the performance of its duties set forth in this Deposit Agreement.

Neither the Depositary nor the Company nor any of  their respective directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the American Depositary Shares, which in their respective opinions may involve them in expense or liability, unless indemnity satisfactory to them against all expense and liability be furnished as often as may be required, and no Custodian shall be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall be liable for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Holder, or any other person believed by it in good faith to be competent to give such advice or information.

Each of the Depositary, the Company and their respective directors, employees, agents and controlling persons (as defined under the Securities Act of 1933) may rely and shall be protected in acting upon any written notice, request, direction or other document believed by such person to be genuine and to have been signed or presented by the proper party or parties.

The Depositary shall not be responsible for any failure to carry out any instructions (i) to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, (ii) to have Shares denominated in registered form or (iii) to give any notification, provided that any such action or omission is in good faith and in accordance with the terms of this Deposit Agreement.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

Section 5.04.

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Company by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Holders of all outstanding American Depositary Shares. Any such successor depositary shall promptly mail notice of its appointment to the Holders.

Any corporation into or with which the Depositary may be merged or consolidated shall, with the written consent of the Company, be the successor of the Depositary without the execution or filing of any document or any further act.

Section 5.05.

The Custodian.

The Depositary has initially appointed Société Générale as custodian and agent of the Depositary for the purpose of this Deposit Agreement.  The Custodian in acting hereunder shall be subject at all times and in all respects to the direction of the Depositary and shall be responsible solely to it.  The Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  The Depositary shall, promptly after receiving such notice, appoint a substitute custodian, after consultation with the Company, which shall thereafter be the Custodian hereunder.  Whenever the Depositary determines, in its discretion, that it is in the best interest of the Holders to do so, it may appoint a substitute or an additional custodian, after consultation with the Company, which shall thereafter be Custodian hereunder.  Upon demand of the Depositary, the Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian or custodians.  Each such substitute or additional custodian shall deliver to the Depositary forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.  Immediately upon any such change, the Depositary shall give notice thereof in writing to all Holders.

Upon the appointment of any successor depositary hereunder, any Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of each Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

Section 5.06.

Notices and Reports.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights in respect of the Deposited Securities, the Company agrees to transmit to the Custodian a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.

The Company shall furnish to the Depositary in English all notices of shareholders' meetings and other reports and communications that are made generally available by the Company to holders of Deposited Securities or English summaries of those notices, reports and communications (it being understood that filing or furnishing of a report with or to the Commission by itself will not be deemed making that report generally available to holders of Deposited Securities).  If requested in writing by the Company, the Depositary shall arrange for the mailing of copies of such notices, reports and communications or summaries to all Holders.  The Company shall provide the Depositary, as soon as practicable, with such quantity of such notices, reports and communications or summaries as requested by the Depositary from time to time in order for the Depositary to effect such mailings.

Section 5.07.

Issuance or Deposit of Additional Shares, etc.

In the event of any issuance of additional Shares or of other securities (including rights and convertible or exchangeable securities) as a dividend or distribution with respect to the Shares or other Deposited Securities, the Company agrees that with respect to such issuance to Holders, the Company will (i) forward to the Depositary written instructions as to the manner in which the Depositary is to effect actual delivery and (ii) in the event that the dividend or distribution to Holders is in a form  other than payment of cash, upon the Depositary's reasonable request, the Company will promptly furnish to the Depositary a written opinion from counsel for the Company in the United States stating that the distribution of such dividend or distribution will not violate the Securities Act of 1933.

The Company agrees with the Depositary that neither the Company nor any company controlled by the Company will at any time deposit any Shares, either upon original issuance or upon a sale of Shares previously issued and reacquired by the Company or by any company under its control unless a Registration Statement is in effect as to such Shares under the Securities Act of 1933 or unless the offering and sale of such Shares is exempt from registration under the provisions of such Act or the transaction is exempt under such Act.  In the event that the Company relies upon an exemption, the Company agrees that it will provide the Depositary with a written statement as to the exemption upon which the Company so relies and, if the Depositary reasonably requests, the Company will furnish to the Depositary a written opinion of counsel stating that the offering and sale of such Shares is exempt from registration under the provisions of the Securities Act of 1933.

Section 5.08.

Indemnification.

The Company agrees to indemnify the Depositary and each Custodian against, and hold each of them harmless from, any liability or expense which may arise (a) out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (1) by either the Depositary or any Custodian, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Company or any of its agents, or (b) out of or in connection with any offer or sale  of Receipts, American Depositary Shares, Shares or other Deposited Securities or any registration statement under the Securities Act of 1933 in respect thereof, except to the extent such loss, liability or expense is due to information (or omissions from such information) relating to such indemnified person, furnished in writing to the Company by such indemnified person expressly for use in a registration statement under the Securities Act of 1933.

The Depositary agrees to indemnify the Company and its directors and officers and hold them harmless from any liability or expense incurred by them which may arise out of acts performed or omitted by the Depositary or its Custodian due to the negligence or bad faith of either the Depositary or the Custodian.

Any person seeking indemnification hereunder (an "indemnified person") shall notify the person from whom it is seeking indemnification (the "indemnifying person") of a commencement of any indemnifiable action or claim promptly after such indemnified person becomes aware of such commencement (provided that the failure to make such notification shall not affect such indemnified person's rights under this Section 5.08) and shall consult in good faith with the indemnifying person as to the conduct of the defense of such action or claim, which shall be reasonable in the circumstances. No indemnified person shall compromise or settle any action or claim without the consent of the indemnifying person, which consent shall not be unreasonably withheld.

Section 5.09.

Charges of Depositary.

The Company agrees to pay the expenses or charges of the Depositary and the Registrar, if any, only in accordance with written agreements to be entered into between the Company and the Depositary; provided, however, the Company shall not  be liable for (1) the fees of the Depositary for the delivery of American Depositary Shares pursuant to Section 2.03, 4.03 or 4.04 or the surrender of American Depositary Shares pursuant to Section 2.05 or 6.02 and the making of distributions of proceeds pursuant to Section 4.04, (2) taxes and other governmental charges, (3) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company (or an appointed agent of the Company for transfer and registration of Shares) and accordingly applicable to transfers of Shares to the name of the Depositary or its nominee or a Custodian or its nominee on the making of deposits or withdrawals hereunder, (4) such cable, telex and facsimile transmission and delivery expenses as are expressly provided in this Deposit Agreement to be at the expense of persons depositing Shares or Holders of American Depositary Shares and (5) such reasonable expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05.  Any other charges and expenses of the Depositary hereunder will be paid by the Company after consultation and execution of a written agreement between the Depositary and the Company as to the amount and nature of such charges and expenses.  Such charges may at any time and from time to time be changed by agreement between the Company and the Depositary.  Unless otherwise agreed, the Depositary shall present its statement for such expenses and fees or charges to the Company once every three months. The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party to whom American Depositary Shares are issued in respect of a deposit of Shares (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company pursuant to Section 4.03 hereof or pursuant to the exercise of rights pursuant to Section 4.04 hereof) or by any party surrendering  American Depositary Shares for the purpose of withdrawal of Deposited Securities, whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company (or an appointed agent of the Company for transfer and registration of Shares) and accordingly applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission and delivery expenses as are expressly provided for in this Deposit Agreement to be at the expense of persons depositing Shares or Holders of American Depositary Shares, (4) such reasonable expenses as are incurred by the Depositary or the Custodian in the conversion of foreign currency pursuant to Section 4.05, (5) a fee not in excess of $5.00 per 100 American Depositary Shares (or portion thereof) for the delivery of American Depositary Shares in respect of deposits of Shares pursuant to Sections 2.03, 4.03 or 4.04, and the surrender of American Depositary Shares for the purpose of withdrawal pursuant to Section 2.05 or 6.02, (6) a fee for the distribution of proceeds pursuant to Section 4.04, such fee, which may be deducted from such proceeds, being in an amount equal to the fee for the issuance of American Depositary Shares referred to above which would have been charged as a result of the deposit by holders of Shares received in exercise of rights distributed to them pursuant to Section 4.04, but which rights are instead sold by the Depositary, and the net proceeds distributed and (7) any costs incurred by the Depositary with the Custodian or another third party, in connection with recovering excess tax initially withheld or deducted with respect to any cash distributions in respect of Deposited Securities or obtaining a reduced withholding tax rate in respect of those distributions (which costs shall be assessed against Holders as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be collected at the sole discretion of the Depositary by billing such Holders for such costs or by deducting such costs from one or more cash dividends or other cash distributions).

Section 5.10.

Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the time permitted under applicable law but not before two years, unless such papers are required to be retained in connection with the performance of written agreements entered into between the Company and the Depositary from time to time or unless the Company requests that such papers be retained for a longer period or turned  over to the Company or to a successor depositary.

ARTICLE VI.

AMENDMENT AND TERMINATION

Section 6.01.

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable, without the consent of the Holders.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges), or which shall otherwise prejudice any substantial existing right of Holders, shall not, however, become effective as to outstanding American Depositary Shares until the expiration of three months after notice of such amendment shall have been given to the Holders of outstanding American Depositary Shares except in order to comply with mandatory provisions of applicable law.  Every Holder of a American Depositary Shares at the time any amendment so becomes effective shall be deemed, by continuing to hold such American Depositary Shares, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of any Holder to surrender American Depositary Shares and receive therefor the Deposited Securities represented thereby.

Section 6.02.

Termination.

The Depositary shall at any time at the direction of the Company terminate this Deposit Agreement by mailing notice of such termination to the Holders of all American Depositary Shares then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate this Deposit Agreement if at any time 90 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04.  If any American Depositary Shares shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of American Depositary Shares, shall suspend the distribution of dividends to the Holders thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for American Depositary Shares surrendered to the Depositary.  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold the net proceeds of any such sale, together with any other cash then held by it hereunder, without liability for interest, for the pro rata benefit of the Holders which have not theretofore been surrendered.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for the claims of the Holders, as creditors of the Depositary, for such net proceeds and other cash.  Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 hereof.  The obligations of the Depositary under Section 5.08 hereof shall survive the termination of this Deposit Agreement.

ARTICLE VII.

MISCELLANEOUS

Section 7.01.

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and each Custodian and shall be open to inspection by any Holder at the Principal Office of the Depositary and the principal Paris office of any Custodian during business hours.

Section 7.02.

No Third-Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

Section 7.03.

Severability.

In case any one or more of the provisions contained in this Deposit Agreement should be or become invalid, illegal or unenforceable in any respect, the validity legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

Section 7.04.

Holders as Parties: Binding Effect.

The Holders from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the American Depositary Shares by acceptance thereof.

Section 7.05.

Notices.

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail, air courier or cable, telex or facsimile transmission, confirmed by letter, addressed to ALCATEL LUCENT, 54, rue La Boetie, 75008 Paris, France.  Attention: ~~General Counsel~~Chief Financial Officer, or to any other address which the Company may specify in writing.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if personally delivered or sent by mail, air courier or cable, telex or facsimile transmission, confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: American Depositary Receipt Administration, or to any other address which the Depositary may specify in writing.

Any and all notices to be given to any Holder shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission, confirmed by letter, addressed to such Holder at the address of such Holder as it appears on the transfer books for American Depositary Shares of the Depositary, or, if such Holder shall have filed with the Depositary a written request that notices intended for such Holder be mailed to some other address, at the address specified in such request.

Delivery of a notice sent by mail, air courier or cable, telex or facsimile transmission shall be deemed to be effective at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box or delivered to an air courier service.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it from the other or from any Holder, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

Section 7.06.

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the internal laws of the State of New York applicable to contracts made and to be performed wholly therein.  It is understood that, notwithstanding any present or future provision of the laws of the State of New York, the rights of holders of Shares and other Deposited Securities and the obligations and duties of the Company in respect of such holders, as such, shall be governed by the laws of The Republic of France (or, if applicable, such other law as may govern Deposited Securities).

Section 7.07.

Compliance with U.S. Securities Laws.

Notwithstanding anything in this Deposit Agreement to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under this Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the United States securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

IN WITNESS WHEREOF, ALCATEL LUCENT and THE BANK OF NEW YORK have duly executed this agreement as of the day and year first above set forth and all Holders of American Depositary Shares shall become parties hereto upon acceptance by them of American Depositary Shares issued in accordance with the terms hereof.

ALCATEL LUCENT

By: ___________________________

Name:

Title:

THE BANK OF NEW YORK

By: ___________________________

Name:

Title:

TABLE OF CONTENTS

ARTICLE I.

DEFINITIONS

2

Section 1.01.

American Depositary Shares.

2

Section 1.02.

Beneficial Owner.

2

Section 1.03.

Commission.

3

Section 1.04.

Company.

3

Section 1.05.

Custodian; Custodians.

3

Section 1.06.

Deliver; Surrender.

3

Section 1.07.

Deposit Agreement.

4

Section 1.08.

Depositary.

4

Section 1.09.

Deposited Securities.

4

Section 1.10.

Dollars; Euros.

5

Section 1.11.

DTC.

5

Section 1.12.

French Law.

5

Section 1.13.

Holder.

5

Section 1.14.

Principal Office.

5

Section 1.15.

Receipts.

5

Section 1.16.

Registrar.

6

Section 1.17.

Securities Act of 1933.

6

Section 1.18.

Securities Exchange Act of 1934.

6

Section 1.19.

Shares.

6

Section 1.20.

United States.

7

ARTICLE II.

FORM OF RECEIPTS; DEPOSIT OF SHARES; DELIVERY,  TRANSFER AND SURRENDER OF AMERICAN DEPOSITARY SHARES

7

Section 2.01.

Certificated and Uncertificated American Depositry Shares; Form of Receipts; Registration and Transferability of American Depositary Shares.

7

Section 2.02.

Deposit of Shares.

8

Section 2.03.

Delivery of American Depositary Shares.

10

Section 2.04.

Registration of Transfer of American Depositary Shares; Combination and Split-up of Receipts; Interchange of Certificated and Uncertificated American Depositary Shares.

11

Section 2.05.

Surrender of American Depositary Shares and Withdrawal of Deposited Securities.

12

Section 2.06.

Limitations on Delivery, Transfer and Surrender of American Depositary Shares.

14

Section 2.07.

Lost Receipts, etc.

16

Section 2.08.

Cancellation and Destruction of Surrendered Receipts.

16

Section 2.09.

Pre-Release of American Depositary Shares.

16

Section 2.10.

DTC Direct Registration System and Profile Modification System.

18

ARTICLE III.

CERTAIN OBLIGATIONS OF HOLDERS OF AMERICAN DEPOSITARY SHARES

19

Section 3.01.

Filing Proofs, Certificates and Other Information.

19

Section 3.02.

Liability of Holder for Taxes.

19

Section 3.03.

Warranties on Deposit of Shares.

20

Section 3.04.

Disclosure of Interests.

20

ARTICLE IV.

THE DEPOSITED SECURITIES

22

Section 4.01.

Cash Distributions; Withholding.

22

Section 4.02.

Distributions Other than Cash or Shares.

23

Section 4.03.

Distributions in Shares.

24

Section 4.04.

Rights.

25

Section 4.05.

Conversion of Foreign Currency.

26

Section 4.06.

Fixing of Record Date.

~~27~~28

Section 4.07.

Voting of Deposited Securities.

28

Section 4.08.

Changes Affecting Deposited Securities.

30

Section 4.09.

Available Information.

30

Section 4.10.

Reports.

31

Section 4.11.

Lists of Holders.

31

Section 4.12.

Withholding.

~~32~~31

ARTICLE V.

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

33

Section 5.01.

Maintenance of Office and Transfer Books by the Depositary.

33

Section 5.02.

Prevention or Delay in Performance by the Depositary or the Company.

34

Section 5.03.

Obligations of the Depositary, the Custodian and the Company.

35

Section 5.04.

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

36

Section 5.05.

The Custodian.

37

Section 5.06.

Notices and Reports.

38

Section 5.07.

Issuance or Deposit of Additional Shares, etc.

39

Section 5.08.

Indemnification.

40

Section 5.09.

Charges of Depositary.

41

Section 5.10.

Retention of Depositary Documents.

43

ARTICLE VI.

AMENDMENT AND TERMINATION

43

Section 6.01.

Amendment.

43

Section 6.02.

Termination.

44

ARTICLE VII.

MISCELLANEOUS

45

Section 7.01.

Counterparts.

45

Section 7.02.

No Third-Party Beneficiaries.

45

Section 7.03.

Severability.

45

Section 7.04.

Holders as Parties: Binding Effect.

45

Section 7.05.

Notices.

~~46~~45

Section 7.06.

Governing Law.

~~47~~46

Section 7.07.

Compliance with U.S. Securities Laws.

47

EXHIBIT A

UNDER FRENCH LAW AND THE COMPANY'S STATUTS, HOLDERS OF THESE AMERICAN DEPOSITARY SHARES MAY HAVE CERTAIN DISCLOSURE OBLIGATIONS, AS DESCRIBED IN ARTICLE (7) HEREOF, WITH WHICH FAILURE TO COMPLY COULD AFFECT SUCH HOLDER'S VOTING RIGHTS.

Number

AMERICAN DEPOSITARY SHARES
(EACH REPRESENTING ONE ORDINARY SHARE)

AMERICAN DEPOSITARY RECEIPT

FOR

AMERICAN DEPOSITARY SHARES

representing

DEPOSITED ORDINARY SHARES OF

ALCATEL LUCENT

(Incorporated under the laws of The Republic of France)

THE BANK OF NEW YORK, a New York banking corporation, as Depositary (the "Depositary"), such Depositary's ~~Corporate Trust~~Principal Office being located at 101 Barclay  Street, New York, New York 10286, and its principal executive office being located at One Wall Street, New York, New York 10286, hereby certifies that __________________ is the owner of __________________ American Depositary Shares, representing deposited ordinary shares, 2 Euros nominal value per share ("Shares"), of ALCATEL LUCENT, a société anonyme organized under the laws of The Republic of France (the "Company") or rights to receive such Shares.  Such Shares may be in bearer form (i.e., registered as titres au porteur with Euroclear France, an organization that, inter alia, maintains shares and other securities accounts of French listed companies) or in registered form as managed by an accredited intermediary (titres nominatifs administrés).  At the date of the Deposit Agreement, each American Depositary Share represents one Share deposited under the Deposit Agreement (as hereafter defined) with the Custodian, which at the date of execution of the Deposit Agreement is Société Générale.

Dated:

THE BANK OF NEW YORK,

as Depositary

By: ________________________

(1)

The Deposit Agreement.  This American Depositary Receipt is one of an issue (herein called the "Receipts"), all issued and to be issued upon the terms and conditions set forth in the Amended and Restated Deposit Agreement dated as of ~~November 22, 2006~~__________, 2008 (the "Deposit Agreement") by and among the Company, the Depositary and all Holders from time to time of American Depositary Shares issued thereunder, each of whom by accepting American Depositary Shares agrees to become a party thereto and becomes bound by all the terms and provisions thereof.  The Deposit Agreement sets forth the rights of Holders  and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property and cash are herein called "Deposited Securities").  Copies of the Deposit Agreement are on file at the principal office of the Depositary and the Custodian.  The statements made in this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.  Terms not otherwise defined herein have the meaning ascribed to them in the Deposit Agreement.

(2)

Surrender of American Depositary Shares and Withdrawal of Deposited Securities.  Upon surrender ~~at the Principal Office of the Depositary~~ of American Depositary Shares for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of the fee, if any, of the Depositary for the surrender and cancellation of American Depositary Shares, and subject to the terms and conditions of the Deposit Agreement, the Holder of those American Depositary Shares is entitled to the transfer of the Deposited Securities represented by those American Depositary Shares to an account in the name of such Holder or such person as shall be designated by such Holder maintained by the Custodian in the case of Deposited Securities in registered form or maintained by an accredited financial institution in the case of Deposited Securities in bearer form.  Such transfer will be made without unreasonable delay.

(3)

Transfers of American Depositary Shares; Split-ups and Combinations of Receipts; Interchange of Certificated and Uncertificated American Depositary Shares.  The Depositary, subject to the terms and conditions of the Deposit Agreement, shall register transfers of American Depositary Shares on its transfer books upon (i) in the case of ~~certificated~~ American Depositary Shares evidenced by a Receipt, surrender ~~of the Receipt evidencing those American~~at the Principal Officer of the Depositary ~~Shares~~of the Receipt by the Holder hereof in person or by duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer and duly stamped as may be required by the laws of the State of New York, the United States of America or The Republic of France, or (ii) in the case of uncertificated ADSs, receipt from the Holder of an effective instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10 of the Deposit Agreement); provided, however, that the Depositary may close the transfer books, at any time or from time to time, when deemed necessary or advisable by it in connection with the performance of its duties under the Deposit Agreement, provided that any such closing of the transfer books shall be subject to the provisions of Section 2.06 of the Deposit Agreement which limit the suspensions of withdrawals of Shares.  ~~This Receipt may be split into other Receipts or may be combined with other Receipts into one Receipt, representing~~The Depositary, subject to the terms and conditions of the Deposit Agreement, shall upon surrender at the Principal Office of the Depositary of this Receipt for the purpose of effecting a split-up of this Receipt or a combination of this Receipt with other Receipts, as promptly as practicable, (i) deliver uncertificated American Depositary Shares or (ii) in circumstances in which certificated American Depositary Shares may be delivered, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, in either case constituting the same aggregate number of American Depositary Shares as were evidenced by the Receipt or Receipts surrendered.  The Depositary, upon surrender at the Principal Officer of the Depositary of a Receipt for the purpose of exchanging for uncertificated American Depositary Shares, shall cancel that Receipt and send the Holder a statement confirming that the Holder is the owner of the same number of uncertificated American Depositary Shares.  The Depositary, upon receipt of an effective instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10 of the Deposit Agreement) from the Holder of uncertificated American Depositary Shares for the purpose of exchanging for certificated American Depositary Shares under circumstances under which certificated American Depositary Shares may be delivered, shall execute and deliver to the Holder a Receipt evidencing the same number of ~~certficated~~certificated American Depositary Shares.

As a condition precedent to the delivery, registration of transfer, the split-up or combination of any Receipt or withdrawal of any American Depositary Shares, the Depositary, the Company or the Custodian may require payment from the depositor of Shares or the presenter of the Receipt or instruction for registration of transfer or surrender of American Depositary Shares not evidenced by a Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or ~~change~~charge and fee with respect to Shares being deposited or Deposited Securities being withdrawn) and payment of any applicable fees as provided in Article (6) of this Receipt, and may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any laws or governmental regulations relating to American Depositary Shares or to the withdrawal of Deposited Securities.

The Depositary may refuse to deliver American Depositary Shares, register the transfer of American Depositary Shares, or make any distribution of, or related to, Deposited Securities until it has received such proof of citizenship, residence or exchange control approval, payment of applicable French or other taxes or governmental charges, legal or beneficial ownership or other information as it may deem necessary or proper in accordance with applicable laws and regulations.  The delivery of American Depositary Shares generally or against deposits of particular Shares may be suspended, or the delivery of American Depositary Shares against the deposit of particular Shares may be withheld or the registration of transfer of American Depositary Shares in particular instances may be refused, or the registration of transfer generally may be suspended, during any period when the transfer books of the Depositary or the appointed agent for the Company for the transfer and registration of Shares are closed, if any such action is deemed necessary or advisable by the Depositary or the Company, in good faith, at any time or from time to time in accordance with the Deposit Agreement.  Notwithstanding any provision of the Deposit Agreement or this Receipt, the surrender of outstanding American Depositary Shares and withdrawal of Deposited Securities may not be suspended, except as required in connection with (i) temporary delays caused by closing the transfer books of the Depositary or the Company (or the appointed agent for the Company for the transfer and registration of Shares) or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the American Depositary Shares or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary will not accept for deposit under the Deposit Agreement any Shares (i) which, if sold by the holder thereof in the United States (as defined in Regulation S under the Securities Act of 1933) would be, to the actual knowledge of the Depositary, subject to the registration provisions of the Securities Act of 1933,  unless a registration statement is in effect relating to such Shares or the sale of such Shares would be exempt from such provisions or (ii) the deposit of which would, to the actual knowledge of the Depositary, infringe any provisions of the Company's Articles of Association, as they may be amended from time to time (“Statuts”).  The Depositary may accept Shares which the Depositary believes have been withdrawn from a restricted American Depositary Receipt facility established or maintained by a depositary bank for deposit only if such Shares have been acquired in a transaction (i) registered under the Securities Act of 1933, (ii) in compliance with Regulation S under the Securities Act of 1933, or (iii) in accordance with Rule 144 under the Securities Act of 1933 and the Depositary shall, as a condition of accepting the deposit of such Shares, require the person depositing such Shares to provide the Depositary with a certificate in writing to the foregoing effect.  The Depositary will be entitled to rely for purposes of this Article, unless the Depositary has actual knowledge to the contrary, on any such certificate as to the effectiveness of a registration statement or the availability of any exemption from the registration requirements of the Securities Act of 1933.  The Depositary will comply with written instructions of the Company not to accept for deposit under the Deposit Agreement any Shares identified in such instructions at such times and under such circumstances as may be reasonably specified in such instructions in order to facilitate the Company's compliance with the securities laws of the United States.

(4)

Liability of Holder for Taxes.  If any French or other tax or other governmental charge shall become payable with respect to any American Depositary Shares evidenced hereby or any Deposited Securities represented thereby, such tax or other governmental charge shall be payable  by the Holder hereof to the Depositary.  The Depositary may refuse, and the Company shall be under no obligation, to effect any registration of transfer of any American Depositary Shares or any withdrawal of Deposited Securities represented by those American Depositary Shares until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Holder hereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced hereby, and may apply such dividends or other distributions or the proceeds of any such sale to the payment of such tax or other governmental charge, the Holder hereof remaining liable for any deficiency.

(5)

Warranties by Depositor.  Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares are validly issued, fully paid and non-assessable and any preemptive rights have been validly waived, and that the person making such deposit is duly authorized so to do.  Every such person (other than the Company) will also be deemed to represent that such Shares are not restricted under the securities laws of the United States.  Such representations and warranties shall survive the deposit of Shares and issuance of American Depositary Shares.

(6)

Charges of Depositary.  The Company agrees to pay the expenses or charges of the Depositary and the Registrar, if any, only in accordance with written agreements to be entered into between the Company and the Depositary; provided, however, the Company shall not  be liable for (1) the fees of the Depositary for the delivery of American Depositary Shares pursuant to Section 2.03, 4.03 or 4.04 of the Deposit Agreement or the surrender of American Depositary Shares pursuant to Section 2.05 or 6.02 of the Deposit Agreement and the making of distributions of proceeds pursuant to Section 4.04 of the Deposit Agreement, (2) taxes and other governmental charges, (3) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company (or an appointed agent of the Company for transfer and registration of Shares) and accordingly applicable to transfers of Shares to the name of the Depositary or its nominee or a Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement, (4) such cable, telex and facsimile transmission and delivery expenses as are expressly provided in the Deposit Agreement to be at the expense of persons depositing Shares or Holders of American Depositary Shares and (5) such reasonable expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05 of the Deposit Agreement.  Any other charges and expenses of the Depositary under the Deposit Agreement will be paid by the Company after consultation and execution of a written agreement between the Depositary and the Company as to the amount and nature of such charges and expenses.  Such charges may at any time and from time to time be changed by agreement between the Company and the Depositary.  Unless otherwise agreed, the Depositary shall present its statement for such expenses and fees or charges to the Company once every three months. The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party to whom American Depositary Shares are issued in respect of a deposit of Shares (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company pursuant to Section 4.03 of the Deposit Agreement or pursuant to the exercise of rights pursuant to Section 4.04 of the Deposit Agreement) or by any party surrendering  American Depositary Shares for the purpose of withdrawal of Deposited Securities, whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company (or an appointed agent of the Company for transfer and registration of Shares) and accordingly applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission and delivery expenses as are expressly provided for in the Deposit Agreement to be at the expense of persons depositing Shares or Holders of American Depositary Shares, (4) such reasonable expenses as are incurred by the Depositary or the Custodian in the conversion of foreign currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee not in excess of $5.00 per 100 American Depositary Shares (or portion thereof) for the delivery of American Depositary Shares in respect of deposits of Shares pursuant to Sections 2.03, 4.03 or 4.04 of the Deposit Agreement, and the surrender of American Depositary Shares for the purpose of withdrawal pursuant to Section 2.05 or 6.02 of the Deposit Agreement, (6) a fee for the distribution of proceeds pursuant to Section 4.04 of the Deposit Agreement, such fee, which may be deducted from such proceeds, being in an amount equal to the fee for the issuance of American Depositary Shares referred to above which would have been charged as a result of the deposit by holders of Shares received in exercise of rights distributed to them pursuant to Section 4.04 of the Deposit Agreement, but which rights are instead sold by the Depositary, and the net proceeds distributed and (7) any costs incurred by the Depositary with the Custodian or another third party, in connection with recovering excess tax initially withheld or deducted with respect to any cash distributions in respect of Deposited Securities or obtaining a reduced withholding tax rate in respect of those distributions (which costs shall be assessed against Holders as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be collected at the sole discretion of the Depositary by billing such Holders for such costs or by deducting such costs from one or more cash dividends or other cash distributions).

(7)

Disclosure of Interests.  Notwithstanding any other provisions of the Deposit Agreement, each Holder agrees to comply with the Company's Statuts, as they may be amended from time to time, and the laws of The Republic of France with respect to the disclosure requirements regarding ownership of Shares and any requirements of notifications to the Autorité des Marches Financiers (“AMF”), the French stock exchange and securities regulator responsible for overseeing the French securities markets, by shareholders that cross specified thresholds of ownership of Shares of ~~5~~2% or more, all as if such American Depositary Shares were, to the extent practicable, the Shares represented  thereby.  As of the date of the Deposit Agreement, such disclosure requirements under the Company’s Statuts are as follows:

Any person or entity that becomes the owner of Shares or shares assimilated to Shares (which includes American Depositary Shares), as discussed below, equal to or greater than 2% of the total number of Shares must notify the Company of the number of Shares held by it no later than ~~5~~five trading days after acquiring such amount.  Notification is also required each time a holder of Shares acquires an additional 1% of the Shares, within ~~5~~five trading days of such acquisition, up to and including the time when such holder's ownership equals 3% of the outstanding Shares.  Any holder of Shares whose ownership falls below the threshold shall also notify the Company within ~~5~~five trading days of such decrease on the same terms.  In order to facilitate compliance with these notification requirements, a Holder of American Depositary Shares may deliver any such notification to the Depositary, with respect to Shares represented by American Depositary Shares, and the Depositary shall, as soon as practicable thereafter, forward such notification to the Company.

Any person or entity that becomes the owner of Shares or shares assimilated to Shares (which includes American Depositary Shares), as discussed below, equal to 3% or more of the total number of Shares must request, within five trading days of reaching such ownership level, that all such Shares, as well as any Shares subsequently acquired in excess of that amount, be in registered form.  Moreover, any holder of Shares making such request must forward to the Company a copy thereof within 15 days after reaching the 3% threshold.  Each time a person acquires an additional 1% of the Shares, such person must send the Company, within 15 days, a copy of the request that such Shares be in registered form.  Notification to the Company of each additional 1% acquisition is no longer required once a person holds 50% or more of the Shares. Any holder of Shares whose ownership falls below the threshold shall also notify the Company within ~~15~~five trading days of such decrease on the same terms.  In order to facilitate compliance with these requirements, a Holder of American Depositary Shares may deliver to the Depositary its request that a number of Shares represented by such Holder's American Depositary Shares be denominated in registered form.  Upon receiving such request, as soon as practicable thereafter, the Depositary shall request the Custodian to denominate such Shares in registered form and to thereafter promptly notify the Depositary and the Company that such change has been effectuated at such Holder's request.

In the event that a holder fails to comply with the requirements of the Company's Statuts set forth above, such holder, upon request of a holder or holders of 3% or more of the share capital of the Company, shall not be permitted, in accordance with, and subject to the limitations provided under French Law, to exercise voting rights with respect to any Shares or shares assimilated to Shares as to which any required disclosure (as set forth in the two preceding paragraphs) has not been made.  Such disqualification shall only apply to Shares in excess of the applicable threshold.

The provisions of Section 3.04 of the Deposit Agreement relating to Shares or voting rights held by a person or an entity also apply to Shares or voting rights assimilated to such Shares or such voting rights as set forth under French Law, i.e., (i) Shares or voting rights held by another person or entity on behalf of such person or entity, (ii) Shares or voting rights held by any company which is directly or indirectly controlled by such person or entity, (iii) Shares or voting rights held by a third party acting in concert with such person or entity or (iv) Shares or voting rights that such person or entity, or any person or entity referred to in (i), (ii) or (iii) above, is entitled to acquire at its sole option by virtue of an agreement.

(8)

Title to American Depositary Shares.  Subject to the limitations set forth herein, it is a condition of this Receipt, and every successive Holder, by accepting or holding American Depositary Shares consents and agrees, that (i) title to the American Depositary Shares evidenced by a Receipt, when such Receipt is properly endorsed or accompanied by proper instruments of transfer, shall be transferable as certificated registered securities under the laws of New York and (ii) American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.  The Company and the Depositary, notwithstanding any notice to the contrary, may treat the Holder of American Depositary Shares as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

(9)

Validity of Receipt.  This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual signature of a duly authorized ~~officer~~signatory or, if a Registrar for the Receipts shall have been appointed, by the manual signature of a duly authorized officer of such Registrar.

(10)

Available Information.  As of the date of the Deposit Agreement, the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and accordingly files certain reports with the Commission.  Such reports and other information may be inspected and copied at the public reference facility maintained by the Commission located at 100 F Street, N.E., Washington, D.C. 20549.  In addition, Company filings under the Securities Exchange Act of 1934 made after February 4, 2002 are available to the public at the Commission’s web site at http://www.sec.gov.

(11)

Dividends and Distributions; Rights.  Whenever the Depositary or the Custodian receives any cash dividend or other cash distribution on the Deposited Securities, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can, in the judgment of the Depositary, be converted on a reasonable basis into Dollars distributable to the Holders of American Depositary Shares entitled thereto and the resulting Dollars transferred to the United States, subject to the provisions of the Deposit Agreement, convert or cause to be converted, as promptly as practicable, such dividend or distribution into Dollars and will distribute the amount thus received (less any reasonable expenses incurred by the Depositary or the Custodian in converting such foreign currency) to the Holders of American Depositary Shares entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that the amount distributed will be reduced by any amounts required to be withheld by the Company or the Depositary in respect of taxes or other governmental charges.  If in the judgment of the Depositary amounts received in foreign currency may not be converted on a reasonable basis into Dollars distributable to the Holders of American Depositary Shares entitled thereto, or if any approval or license of any government or authority or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, or may not be so convertible for all of the Holders of American Depositary Shares entitled thereto, the Depositary may in its discretion make such conversion, if any, and distribution in Dollars to the extent permissible to the Holders of American Depositary Shares entitled thereto and may distribute the balance of the foreign currency received and not so convertible by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the account of, the Holders of American Depositary Shares.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder a fraction of one cent.  Any such fractional amount shall be rounded to the nearest whole cent and so distributed to the Holder entitled thereto.

Whenever the Custodian receives any distribution other than cash or Shares upon any Deposited Securities, the Depositary will as promptly as practicable cause such securities or property to be distributed to the Holders of American Depositary Shares entitled thereto in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution.  If in the opinion of the Depositary any distribution other than cash or Shares upon any Deposited Securities cannot be made proportionately among the Holders of American Depositary Shares entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary, after consultation with the Company, may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, and the net proceeds of any such sale will be distributed by the Depositary to the Holders of American Depositary Shares entitled thereto as in the case of a distribution received in cash; provided that any unsold balance of such securities or property shall be distributed by the Depositary to the Holders of American Depositary Shares entitled thereto in accordance with such equitable and practicable method as the Depositary shall have adopted.  No such distribution to Holders pursuant to Section 4.02 of the Deposit Agreement shall be unreasonably delayed by any action of the Depositary or any of its agents.

In the event that holders of Shares are granted the option to receive dividends on such Shares in the form of cash or additional Shares, Holders of American Depositary Shares shall be entitled to ~~receive~~exercise such option only with the Company's prior written approval, subject to the terms of the Deposit Agreement.  If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, with the Company's approval, and shall, if the Company shall so request, distribute to the Holders entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them, respectively, an aggregate number of American Depositary Shares representing the number of Shares received as such dividend or free distribution.  In lieu of delivering fractional American Depositary Shares in any such case, the Depositary will sell the number of Shares represented by the aggregate of such fractions and distribute the net proceeds, converted into Dollars if not in such dollars (if such conversion may in the judgment of the Depositary be achieved on a reasonable basis), to the Holders of American Depositary Shares entitled thereto.  If additional American Depositary Shares are not so distributed (except as pursuant to the preceding sentence), each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after consultation with the Company, will have discretion as to whether such rights are to be made available to the Holders of American Depositary Shares; provided, however, that the Depositary will, if requested by the Company, either (a) make such rights available to Holders of American Depositary Shares by means of warrants or otherwise, if lawful and feasible, or (b) if  making such rights available is not lawful or not feasible, or if the rights represented by such warrants or other instruments are not exercised and appear to be about to lapse, use its best efforts (subject to the limitations set forth in the Deposit Agreement) to sell such rights or warrants or other instruments at public or private sales, at such place or places and upon such terms as the Depositary may deem proper, and after deduction or upon payment of the fees of the Depositary as provided in the Deposit Agreement, allocate the net proceeds of such sales, as in the case of a cash distribution, for the accounts of the Holders of American Depositary Shares otherwise entitled thereto upon an averaged or other practicable basis without regard to any distinctions among such Holders because of exchange restrictions or the date of delivery of any American Depositary Shares, or otherwise.

(12)

Record Dates.  Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued, with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary will fix a record date (which shall be the same as the record date for Shares set by the Company, provided the Company gives the Depositary at least 10 days advance notice of such record date) for the determination of the Holders who will be entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting, subject to the provisions of the Deposit Agreement.

(13)

Voting of Deposited Securities.  Upon receipt of notice of any meeting of holders of Shares or other Deposited  Securities, the Depositary will, as soon as practicable thereafter, mail to the Holders (a) a summary in English of the notice of such meeting sent by the Company to the Depositary pursuant to Section 5.06 of the Deposit Agreement, (b) a statement that the Holders as of the close of business on a record date established by the Depositary pursuant to Section 4.06 of the Deposit Agreement will be entitled, subject to any applicable provisions of French Law, the Statuts of the Company and the Deposited Securities (which provisions, if any, including any applicable provisions relating to double voting rights, shall be summarized in pertinent part in such statement), to exercise the voting rights, if any, pertaining to the Shares or other Deposited Securities represented by such Holder's American Depositary Shares, (c) summaries in English of any materials or other documents provided by the Company for the purpose of enabling such Holder to exercise such voting rights, and (d) a statement as to the manner in which such instructions may be given to the Depositary, including a statement as to manner in which Shares with respect to which the Depositary does not receive properly completed voting instructions or receives a blank proxy will be voted, and setting forth the date established by the Depositary for the receipt of such instructions (the "Receipt Date").

According to French Law and the Company's Statuts, only holders of Shares who hold their Shares in registered form for at least three years will be entitled to double voting rights.  Thus, Holders of American Depositary Shares representing Shares in bearer form will not be entitled to double voting rights.  ~~A shareholder may not exercise, in respect of single votes that it may cast in its own name or by proxy, more than 8% of the votes to which the Shares present or represented at a general shareholders' meeting are entitled; provided that, if the shareholder also has the right to exercise double voting rights in its own name or by proxy, the 8% limitation may be exceeded solely to take into account such double voting rights.  In no case, however, may a shareholder exercise voting rights exceeding 16% of the total number of votes to which Shares present or represented at a general shareholders' meeting are entitled.~~  These double voting rights expire when registered Shares are converted to bearer Shares or when ownership of Shares is transferred.  ~~Indirectly held Shares and Shares treated in the same way as owned Shares shall be taken into account when applying the above-mentioned limit.  The limit does not apply to the chairperson of the shareholders' meeting casting a vote pursuant to proxies received in accordance with French Law.~~

Upon receipt by the Depositary of properly completed voting instructions, on or before the Receipt Date, the Depositary shall either, in its discretion, vote such Deposited Securities in accordance with such instructions or forward such instructions to the Custodian, and the Custodian shall endeavor, insofar as practicable and permitted under any applicable provisions of French Law, the Statuts of the Company and the Deposited Securities, to vote or cause to be voted the Deposited Securities in accordance with any nondiscretionary instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities other than in accordance with such instructions or in accordance with the statement under (d) above as to the manner in which Shares with respect to which the Depositary does not receive properly completed voting instructions or receives a blank proxy will be voted.

The Depositary will take no action to impair the ability of the Custodian to vote the number of Shares (including the Shares held by the Depositary in registered form which may be entitled to double voting rights) necessary to carry out the instructions of all Holders under this Article 13.

(14)

Changes Affecting Deposited Securities.  Upon any change in nominal value, split-up, consolidation, cancellation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or the Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent the new Deposited Securities so received in exchange or conversion, unless additional American Depositary Shares are delivered pursuant to the following sentence.  In any such case the Depositary may, with the Company's approval, and shall, if the Company shall so request, deliver additional American Depositary Shares as in the case of a stock dividend on the Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

Immediately upon the occurrence of any such change, conversion or exchange covered by Section 4.08 of the Deposit Agreement in respect of the Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and, as soon as practicable after receipt of such notice from the Company, the Depositary shall give notice thereof, at the Depositary's expense, in writing to all Holders.

(15)

Reports; Inspection of Transfer Books.  The Depositary will make available for inspection by Holders of American Depositary Shares at its Principal Office and at the office of each Custodian any reports and communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary or a Custodian or the nominee of either as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary will also send to Holders of American Depositary Shares summaries in English of all such reports and communications when furnished by the Company as provided in the Deposit Agreement.  The Depositary will keep books for the registration of American Depositary Shares and their transfer which will be open at all reasonable times for inspection by the Company and Holders of American Depositary Shares, provided that such inspection shall not be to the Depositary's knowledge for the purpose of communicating with Holders of American Depositary Shares in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the American Depositary Shares.

(16)

Withholding.  In connection with any distribution to U.S. residents, the Company or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Company or such agent and owing to such governmental authority or agency by the Company or such agent; and the Depositary and the Custodian will remit to the appropriate  governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Depositary or the Custodian and owing to such authority or agency by the Depositary or the Custodian.  The Depositary shall forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental authorities or agencies.

The Depositary intends to follow the procedures established by the French ~~Treasury~~treasury for U.S. residents to recover the excess tax initially withheld or deducted with respect to dividends paid to them, and to receive any payment in respect of any French tax credits for which such U.S. residents may be eligible.  Upon request of any U.S. resident who certifies to the Depositary that it has not already applied for or received a tax refund or a tax credit payment from the French ~~Treasury~~treasury or that such U.S. resident's application for such refund has been rejected, the Depositary will provide a copy of French ~~Treasury Form RF 1A EU-N 5052,~~treasury Form 5001 (“Certificate of Residence”) , or such other ~~form~~forms or ~~document~~documents as may be promulgated or required, as the case may be, from time to time by the French tax authorities for such purpose, together with instructions to such U.S. residents and will arrange for the filing with the French tax authorities of all such forms completed by U.S. residents and returned in sufficient time so they may be filed with the French tax authorities by December 31 of the year following the calendar year in which the related dividend is paid.  Upon receipt of any resulting remittance, the Depositary shall distribute to the U.S. residents entitled thereto, as soon as practicable, the proceeds in Dollars.

In addition, the Depositary will use reasonable efforts to follow any procedures that may be established by the French ~~Treasury~~treasury for eligible U.S. residents to be subject to a reduced withholding tax rate of 15%, if available, at the time dividends are paid.  In connection therewith, the Depositary shall take reasonable steps to provide eligible U.S. residents with the Certificate of Residence or such other forms or documents as may be prescribed by the French ~~Treasury~~treasury and to take such other reasonable steps as may be required to file such forms with the appropriate French tax authorities.

The Depositary understands that any residents of other countries which have entered into treaties with France for reduced withholdings must file separate claims for refund.  The Depositary shall furnish the necessary confirmations on the appropriate forms upon specific request.

(17)

Liability of the Company and Depositary.  Neither the Depositary nor the Company nor any of their respective directors, agents or controlling persons (as defined under the Securities Act of 1933) will incur any liability to any Holder or Beneficial Owner, or any other person if by reason of any provision of any present or future law of the United States or The Republic of France or any country or jurisdiction or of any other governmental or regulatory authority, or stock exchange or by reason of any provision, present or future, of the Statuts of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company or any of their respective directors, agents or controlling persons (as defined under the Securities Act of 1933) shall be prevented, delayed or forbidden from, or be subject to any civil or criminal liability on account of, doing or performing any act or thing which by the terms of the Deposit Agreement or the Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) incur any liability to any Holder, Beneficial Owner or any other person by reason of any nonperformance or delay, caused as aforesaid, in performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement.  Neither the Company nor the Depositary nor any of their respective directors, agents or controlling persons (as defined under the Securities Act of 1933) assumes any obligation or shall be subject to any liability under the Deposit Agreement to Holders, Beneficial Owners or other persons except that each of them agrees to use its best judgment and to act in good faith in the performance of such duties as are specifically set forth in the Deposit Agreement.  Neither the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) will be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the American Depositary Shares, which in their respective opinions may involve them in expense or liability, unless indemnity satisfactory to them against all expense and liability be furnished as often as may be required, and no Custodian will be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company or any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) will be liable for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Holder of American Depositary Shares, or any other person believed by it in good faith to be competent to give such advice or information.

(18)

Pre-Release of ~~Receipts~~American Depositary Shares.  Unless requested in writing by the Company to cease doing so, the Depositary may deliver American Depositary Shares prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement ("Pre-Release").  The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Shares upon surrender of American Depositary Shares which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such American Depositary Shares have been Pre-Released.  The Depositary may receive American Depositary Shares in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom American Depositary Shares or Shares are to be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, (i) beneficially owns the Shares or American Depositary Shares to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or American Depositary Shares, as the case may be, to the Depositary in trust for the benefit of the Holders or Beneficial Owners, and (iii) will not take any action with respect to such Shares or American Depositary Shares, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or American Depositary Shares, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized (such collateral marked to market daily) with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days' notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares and Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement then outstanding; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set dollar limits with respect to Pre-Release transactions to be entered into under the Deposit Agreement with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Holders and Beneficial Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or American Depositary Shares upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

(19)

Resignation and Removal of Depositary; Substitution of Custodian.  The Depositary may at any time resign as Depositary under the Deposit Agreement by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company by written notice of such removal, effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time appoint a substitute or an additional custodian after consultation with the Company and the term "Custodian" shall also refer to such substitute or additional custodian.

(20)

Amendment of Deposit Agreement and Receipts.  The form of the Receipts and the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary, without the consent of the Holders.  Any amendment which shall impose or increase any fees or charges (other than taxes or other governmental charges) or which shall otherwise prejudice any substantial existing right of Holders, will not, however, become effective as to outstanding American Depositary Shares until the expiration of three months after notice of such amendment shall have been given to the Holders of outstanding American Depositary Shares except in order to comply with mandatory provisions of applicable law.  Every Holder of American Depositary Shares at the time any amendment so becomes effective shall be deemed, by continuing to hold such American Depositary Shares, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Holder hereof to surrender such American Depositary Shares and receive therefor the Deposited Securities represented by the American Depositary Shares evidenced hereby.

(21)

Termination of Deposit Agreement. The Depositary will at any time at the direction of the Company terminate the Deposit Agreement by mailing notice of such termination to the Holders of all American Depositary Shares then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement if at any time 90 days after the Depositary shall have resigned, a successor depositary shall not have been appointed and accepted its appointment.  If any American Depositary Shares shall remain outstanding after the date of termination, the Depositary thereafter will discontinue the registration of transfers of American Depositary Shares, will suspend the distribution of dividends to the holders thereof, and will not give any further notices or perform any further act under the Deposit Agreement, except the collection of dividends and other distributions pertaining to Deposited Securities, the sale of rights and the delivery of Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for American Depositary Shares surrendered to the Depositary.  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold the net proceeds of any such sale, together with any other cash then held by it under the Deposit Agreement, without liability for interest, in an unsegregated account for the pro rata benefit of the Holders not theretofore surrendered.  Thereafter the Depositary will be discharged from all obligations under the Deposit Agreement, except to account for the claims of the Holders, as creditors of the Depositary, for such net proceeds and other cash.

(22)

Retention of Depositary Documents.  The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of the Deposit Agreement at the time permitted under applicable law but not before two years, unless such papers are required to be retained in connection with the performance of written agreements entered into between the Company and the Depositary from time to time or unless the Company requests that such papers be retained  for a longer period or turned over to the Company or to a successor depositary.

(23)

Compliance with U.S. Securities Laws.  Notwithstanding anything in the Deposit Agreement to the contrary, the Company and the Depositary have each agreed that it will not exercise any rights it has under the Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the United States securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

(24)

DTC Direct Registration System and Profile Modification System.

(a)

Notwithstanding the provisions of Section 2.04 of the Deposit Agreement, the parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Holders entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of a Holder, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Holder to register such transfer.

(b)

In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of a Holder in requesting registration of transfer and delivery described in subsection (a) has the actual authority to act on behalf of the Holder (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 of the Deposit Agreement shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with the Deposit Agreement, shall not constitute negligence or bad faith on the part of the Depositary or a failure of the Depositary to use its best judgment or to act in good faith.